               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                P. Bruce Camacho

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ P. Bruce Camacho                                  Dated as of October 1, 2006
       ----------------------------------------------------
       P. Bruce Camacho

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Terry J. Kryshak

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Terry J. Kryshak                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Terry J. Kryshak

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Peter A. Walker

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter A. Walker                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Peter A. Walker

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Melissa J. T. Hall

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Melissa J. T. Hall                                Dated as of October 1, 2006
       ----------------------------------------------------
       Melissa J. T. Hall

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                              Lesley G. Silvester

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Lesley G. Silvester                               Dated as of October 1, 2006
       ----------------------------------------------------
       Lesley G. Silvester

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Allen R. Freedman

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Allen R. Freedman                                 Dated as of October 1, 2006
       ----------------------------------------------------
       Allen R. Freedman

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Dale E. Gardner

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Dale E. Gardner                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Dale E. Gardner

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Esther L. Nelson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Esther L. Nelson                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Esther L. Nelson

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               H. Carroll Mackin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ H. Carroll Mackin                                 Dated as of October 1, 2006
       ----------------------------------------------------
       H. Carroll Mackin

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form S-1
File Numbers:

333-14761
333-20345